    As Filed With the Securities and Exchange Commission on February 13, 1998
                                                  Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON. D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                                   DATUM INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                                    95-2512237
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

                    9975 TOLEDO WAY, IRVINE, CALIFORNIA 92718
               (Address of Principal Executive Offices) (Zip Code)


                            1994 STOCK INCENTIVE PLAN
                          EMPLOYEE STOCK PURCHASE PLAN
                           (Full titles of the plans)


                           Louis B. Horwitz, President
                    9975 Toledo Way, Irvine, California 92718
                     (Name and address of agent for service)

                                 (714) 598-7500
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                             Lawrence C. Cohn, Esq.
          Stradling, Yocca, Carlson & Rauth, a Professional Corporation
      660 Newport Center Drive, Suite 1600, Newport Beach, California 92660

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------
                                         Proposed Maximum   Proposed Maximum
Title of Securities    Amount To Be          Offering           Aggregate         Amount of
 To Be Registered     Registered (1)     Price Per Share     Offering Price     Registration
                                                                   (2)               Fee
--------------------------------------------------------------------------------------------
Common Stock, $.25
     par value        650,000 shares        $14.59375         $9,485,937.50       $2,798.35
--------------------------------------------------------------------------------------------

(1) Includes additional shares of Common Stock that may become issuable at the end of each calendar year and that may become issuable pursuant to the antidilution adjustment provisions of the 1994 Stock Incentive Plan (the "1994 Plan") and the Employee Stock Purchase Plan (the "Purchase Plan"). An aggregate of 750,000 shares of Common Stock issuable under the 1994 Plan and the Purchase Plan were previously registered on Form S-8 (Registration No. 33-79772).

(2) The aggregate offering price for the 650,000 shares of Common Stock registered hereby, which are to be offered to the Registrant's employees pursuant to the 1994 Plan and the Purchase Plan, is estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(h)(1), on the basis of the price of securities of the same class as determined in accordance with Rule 457(c), using the average of the high and low prices of the Common Stock of the Registrant on the Nasdaq National Market System on February 6, 1998, which was $14.59375 per share.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.
------------------------------------------------

        The following documents are incorporated herein by reference:

        (a) The Registrant's Annual Report to Stockholders for the calendar year ending December 31, 1996.

        (b) All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the calendar year covered by the Annual Report referred to in (a) above.

        (c) The description of the Registrant's Common Stock that is contained in the Registrant's registration statement on Form 8-A filed under Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating that description.

        All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all of such securities then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents, except as to any portion of any future annual or quarterly report to stockholders or document that is not deemed filed under such provisions. For the purposes of this registration statement, any statement in a document incorporated by reference shall be deemed to be modified or superseded to the extent that a statement contained in this registration statement modifies or supersedes a statement in such document. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

Item 4. Description of Securities.
----------------------------------

        Not applicable.

Item 5. Interests of Named Experts and Counsel.
-----------------------------------------------

        Not applicable.

Item 6. Indemnification of Directors and Officers.
--------------------------------------------------

        Section 145 of the Delaware General Corporation Law makes provision for the indemnification of officers and directors in terms sufficiently broad as to include indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act"). Article V of the Registrant's Bylaws provides for indemnification of its officers and directors. In addition, the Company has entered into separate Indemnification Agreements with certain of its directors and officers.

Item 7. Exemption from Registration Claimed.
--------------------------------------------

        Not applicable.

Item 8. Exhibits.
-----------------

        The following are filed as part of this registration statement:

        Number               Description
        ------               -----------
         4.1 1994 Stock Incentive Plan, (incorporated by reference to Registrant's registration statement on Form S-8 Registration #33-79772).

         4.1.1 Amendment to 1994 Stock Incentive Plan, effective March 17, 1995 (incorporated by reference to Form 10-K for the year ended December 31, 1994).

         4.1.2 Second Amendment to 1994 Stock Incentive Plan, effective June 5, 1997 (incorporated by reference to Registrant's registration statement on Form S-8 Registration #33-79772).

         4.2 Employee Stock Purchase Plan (incorporated by reference to Registrant's Proxy Statement for its Annual Meeting of Stockholders of June 5, 1997, filed with the Commission on May 1, 1997).

         5 Opinion of Stradling Yocca Carlson & Rauth, a Professional Corporation, counsel to the Registrant.

         23.1 Consent of Stradling Yocca Carlson & Rauth, a Professional Corporation (included in the Opinion filed as Exhibit 5).

         23.2         Consent of Price Waterhouse, independent accountants.

         24 Power of Attorney (included on signature page to this registration statement at page S-1).

Item 9.  Undertakings.
----------------------

        (a)    The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                      (i) To include any material information with respect to
               the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement.

                      (ii) To reflect in the prospectus any facts or events
               arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                      (iii) To include any material information with respect to
               the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

               Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) shall not apply if the information required to be included in a post-effective amendment by these paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on the 9th day of February, 1998.

                                             DATUM INC.



                                             By:  /s/Louis B. Horwitz
                                                  ------------------------------
                                                  Louis B. Horwitz, President


                                POWER OF ATTORNEY

        We, the undersigned officers and directors of Datum Inc., do hereby constitute and appoint Louis B. Horwitz and David A. Young, or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or any of them, may deem necessary or advisable in order to enable said corporation to comply with the Securities Act of 1933, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names and in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and we hereby ratify and confirm all that said attorneys and agents, or any of them, do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.



          Signature                             Title                             Date
          ---------                             -----                             ----
    /s/ Louis B. Horwitz              President, Chief Executive            February 9, 1998
--------------------------------      Officer and Director
        Louis B. Horwitz              (Principal Executive Officer)

     /s/ David A. Young               Vice President and Chief              February 9, 1998
--------------------------------      Financial Officer
         David A. Young               (Principal Financial Officer)

     /s/ James A. Madsen              Controller                            February 9, 1998
--------------------------------      (Principal Accounting Officer)
         James A. Madsen

    /s/ G. Tilton Gardner             Director                              February 9, 1998
--------------------------------
        G. Tilton Gardner

      /s/ Dan L. McGurk               Director                              February 9, 1998
--------------------------------
          Dan L. McGurk

     /s/ Edward A. Money              Director                              February 9, 1998
--------------------------------
         Edward A. Money

     /s/ Michael M. Mann              Director                              February 9, 1998
--------------------------------
         Michael M. Mann


     /s/ R. David Hoover              Director                              February 9, 1998
--------------------------------
         R. David Hoover

                                  EXHIBIT INDEX

  Exhibit                                                                          Sequential
  Number                                Description                                Page Number
  -------                               -----------                                -----------
   4.1         1994 Stock Incentive Plan (incorporated by reference to
               Registrant's registration statement on Form S-8 Registration
               #33-79772).

   4.1.1       Amendment to 1994 Stock Incentive Plan, effective March 17, 1995
               (incorporated by reference to Form 10-K for the year ended
               December 31, 1994).

   4.1.2       Second Amendment to 1994 Stock Incentive Plan, effective June 5,
               1997 (incorporated by reference to Registrant's registration statement on Form S-8 Registration #33-79772).

   4.2         Employee Stock Purchase Plan (incorporated by reference to
               Registrant's Proxy Statement for its Annual Meeting of
               Stockholders of June 5, 1997, filed with the Commission on May 1,
               1997).

   5           Opinion of Stradling Yocca Carlson & Rauth, a Professional
               Corporation, counsel to the Registrant.

   23.1        Consent of Stradling Yocca Carlson & Rauth, a Professional
               Corporation (included in the Opinion filed as Exhibit 5).

   23.2        Consent of Price Waterhouse, independent accountants.

   24 Power of Attorney (included on signature page to this registration statement at page S-1).
